5A. COMMON STOCK	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
6A. COMMON STOCK

Issuance of common stock for cash

In February 2012, the Company sold 2,500 shares of its common stock and a five-year warrant to purchase 2,500 shares for $250,000.  In addition, the Company agreed to issue additional shares of common stock to the shareholder in case the Company will sell or issue its common stock or common stock equivalent in the future at a price lower than $100.00.  The warrant is fully vested, will expire in five years and is exercisable at $125.00 per share.  The warrant agreement included an anti-dilution provision that allowed for the automatic reset of the number of warrants issued and exercise price of the warrants upon any future sale of common stock or warrants at or below the current exercise price.  As a result, the Company determined that these warrants are not considered indexed to the Company’s own stock and characterized the fair value of these warrants as an offering cost and derivative liabilities upon issuance.  The aggregate value of these warrants issued was $182,081 using the probability weighted average Black-Scholes-Merton option valuation model.  See Note 9 for discussion on derivative liability.

The foregoing sale of the Company’s common stock and warrants would have triggered the foregoing conversion and exercise price adjustments of the Notes and certain outstanding warrants, which would have significantly reduced the conversion price of the Notes and the exercise price of the warrants.  However, the holders of these Notes and warrants waived the conversion and exercise price adjustments with respect to the $250,000 sale of common stock and warrants.

Issuance of common stock for services

In January 2012, the Company issued 495 shares of common stock with a fair value of $50,000 to the principals of an investor relations firm.  The shares of common stock issued were valued at the market price on the date of issuance.

In July 2012, Company issued 15,000 shares of common stock with a fair value of $750,000 to the principal of a firm engaged to seek financing and other strategic relationships for the Company. The shares of common stock issued were valued at the market price on the date of issuance.

Issuance of common stock with Promissory Notes

From April to July 2012, the Company agreed to issue 6,156 shares of its common stock with a fair value of $497,888 to the Purchasers of its promissory notes.  Subsequently, a total of 3,125 shares of common stock were issued during the year ended December 31, 2012 and 3,031 shares of common stock remains to be issued as of December 31, 2012.  The shares of common stock issued were valued at the market price on the date of grant.  See Note 5 for further discussion.

In September 2012, the Company issued an aggregate of 17,750 shares of common stock with a fair value of $875,000 to a holder of the Company’s promissory note.  The shares of common stock issued were valued at the market price on the date of issuance.  See Note 5 for further discussion.